UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: January 31

Date of reporting period: July 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Legg Mason Partners
Social Awareness Fund

R E P O R T

S E M I - A N N U A L

JULY 31, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

	Legg Mason Partners Social Awareness Fund

Semi-Annual Report • July 31, 2007

What’s Inside
	Letter from the Chairman	I
	Fund at a Glance	1
	Fund Expenses	2
	Schedule of Investments	4
	Statement of Assets and Liabilities	11
	Statement of Operations	12
	Statements of Changes in Net Assets	13
	Financial Highlights	14
	Notes to Financial Statements	17
Fund Objective The Fund seeks high total return consisting of capital appreciation and current income by investing primarily in common stocks and other equity securities of U.S. companies. The Fund targets a 30% investment (normally between 25% and 35%) in fixed income securities.	Board Approval of Subadvisory Agreement	27

Letter from the Chairman
R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the six-month reporting period ended July 31, 2007. U.S. gross domestic product (“GDP”)[i] expanded 2.1% in the fourth quarter of 2006ii. In the first quarter of 2007, GDP growth was a tepid 0.6%, according to the U.S. Commerce Department. This is the lowest growth rate since the fourth quarter of 2002. While consumer spending remained fairly solid, ongoing troubles in the housing market continued to negatively impact the economy. The economy then rebounded, as the preliminary estimate for second quarter 2007 GDP growth was a solid 4.0%, its highest rate since the first quarter of 2006. While consumer spending moderated, this was offset by a sharp increase in business spending and exports.

After increasing the federal funds rateiii to 5.25% in June 2006 — the 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iv held rates steady at its last nine meetings. In its statement accompanying the August 2007 meeting, the Fed stated: “Financial markets have been volatile in recent weeks, credit conditions have become tighter for some households and businesses, and the housing correction is ongoing. Nevertheless, the economy seems likely to continue to expand at a moderate pace over coming quarters, supported by solid growth in employment and incomes and a robust global economy.”

After a strong start, the stock market weakened as the reporting period progressed and produced only a modest gain during the six-month reporting period. After rising in three of the first four months of the period, the market reversed course in June and July 2007. Earlier in the period, stock prices rose on the back of solid corporate profits, an active merger and acquisition (“M&A”) environment and hopes that the Fed would lower short-term interest rates in 2007. However, the markets began to lose steam in June 2007 due to continued weakness in the housing market, troubles in the

Legg Mason Partners Social Awareness Fund	I

subprime mortgage market and expectations that the Fed would not lower short-term interest rates in the foreseeable future. While stock prices rebounded somewhat in early July 2007, the major indices then fell sharply during the last two weeks of the month, falling more than 5% from their peak earlier in the period. All told, the S&P 500 Index[v] returned 2.10% during the six months ended July 31, 2007.

During the six-month reporting period, both short- and long-term Treasury yields experienced periods of volatility. After falling early in the reporting period, yields moved steadily higher over much of the second quarter of 2007. This was due, in part, to inflationary fears, a solid job market and mounting expectations that the Fed would not be cutting short-term rates in the foreseeable future. Two-year Treasury yields spiked to 5.10% on June 14th, versus 4.58% when the second quarter began. Ten-year Treasury yields moved up even more dramatically, cresting at 5.26% on June 12th — their highest rate in five years. In contrast, 10-year Treasury yields were 4.65% at the end of March 2007. After their highs in mid-June, yields then moved sharply lower, as general economic concerns regarding the subprime mortgage market triggered a “flight to quality”. As of July 31, 2007, yields on two- and 10-year Treasuries were 4.56% and 4.78%, respectively. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexvi, returned 1.86%.

Since the close of the reporting period, the U.S. fixed-income markets have experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. However, these concerns have since broadened to include a wider range of financial institutions and markets. As a result, other fixed-income instruments, as well as domestic and international equity markets, have experienced increased price volatility.

II	Legg Mason Partners Social Awareness Fund

Performance Review

For the six months ended July 31, 2007, Class A shares of Legg Mason Partners Social Awareness Fund, excluding sales charges, returned 1.16%. These shares underperformed the Fund’s unmanaged benchmarks, the Lehman Brothers U.S. Aggregate Index and the S&P 500 Index, which returned 1.86% and 2.10%, respectively. The Fund’s former fixed-income benchmark, the Lehman Brothers Government/Credit Bond Indexvii, returned 2.06% for the same period. The Lipper Mixed-Asset Target Allocation Growth Funds Category Average[1] increased 2.52% over the same time frame.

Performance Snapshot as of July 31, 2007 (excluding sales charges) (unaudited)
Six Months

Social Awareness Fund — Class A Shares	1.16%

Lehman Brothers U.S. Aggregate Index	1.86%

S&P 500 Index	2.10%

Lehman Brothers Government/Credit Bond Index	2.06%

Lipper Mixed-Asset Target Allocation Growth Funds Category Average[1]	2.52%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent monthend, please visit our website at www.leggmason.com/InvestorServices.

Excluding sales charges, Class B shares returned 0.70% and Class C shares returned 0.87% over the six months ended July 31, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Total Annual Operating Expenses (unaudited)
As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class A, Class B and Class C shares were 1.16%, 2.14% and 1.80%, respectively.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended July 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 656 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Social Awareness Fund	III

Special Shareholder Notice

With a goal of moving the mutual funds formerly advised by Citigroup Asset Management (“CAM”) to a more cohesive and rational operating platform, Legg Mason, Inc. recommended a number of governance- and investment-related proposals to streamline and restructure the funds. The Boards of Directors/Trustees of the affected funds have carefully considered and approved these proposals and, where required, have obtained shareholder approval. As such, the following changes became effective during the month of April 2007:

•         Funds Redomiciled and Single Form of Organization Adopted:
The legacy CAM funds have been redomiciled to a single jurisdiction and a single form of corporate structure has been introduced. Equity funds have been grouped for organizational and governance purposes with other funds in the fund complex that are predominantly equity funds, and fixed-income funds have been grouped with other funds that are predominantly fixed-income funds. Additionally, the funds have adopted a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents.

•         New Boards Elected: New Boards have been elected for the legacy CAM funds. The 10 Boards previously overseeing the funds have been realigned and consolidated into 2 Boards, with the remaining Boards each overseeing a distinct asset class or product type: equity or fixed income.

•         Revised Fundamental Investment Policies Instituted: A uniform set of fundamental investment policies has been instituted for most funds, to the extent appropriate. Please note, however, that each fund will continue to be managed in accordance with its prospectus and statement of additional information, as well as any policies or guidelines that may have been established by the fund’s Board or investment manager.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining,

IV	Legg Mason Partners Social Awareness Fund

among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer
August 30, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, stock prices are subject to market fluctuations and fixed-income securities are subject to credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Also, because the Fund uses social awareness criteria, there may be a smaller universe of investments. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii	Source: U.S. Department of Commerce Bureau of Economic analysis, 08/30/07.
iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

v	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
vi

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii	The Lehman Brothers Government/Credit Bond Index is a broad-based index composed of government and corporate debt issues that are investment grade (rated Baa/BBB or higher).

Legg Mason Partners Social Awareness Fund	V

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Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Common Stock

U.S. Government & Agency Obligations

Mortgage-Backed Securities

Corporate Bonds & Notes

Asset-Backed Securities

Short-Term Investment

Collateralized Mortgage Obligation

69.0%

10.3%

7.7%

6.7%

1.3%

1.1%

3.9%

0.0%

10.0%

20.0%

30.0%

40.0%

50.0%

60.0%

70.0%

July 31, 2007

Legg Mason Partners Social Awareness Fund 2007 Semi-Annual Report.	1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2007 and held for the six months ended July 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Class A	1.16%	$1,000.00	$1,011.60	1.20%	$5.99

Class B	0.70	1,000.00	1,007.00	2.22	11.05

Class C	0.87	1,000.00	1,008.70	1.83	9.11

(1)	For the six months ended July 31, 2007.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2	Legg Mason Partners Social Awareness Fund 2007 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)

Class A	5.00%	$1,000.00	$1,018.84	1.20%	$6.01

Class B	5.00	1,000.00	1,013.79	2.22	11.08

Class C	5.00	1,000.00	1,015.72	1.83	9.15

(1)	For the six months ended July 31, 2007.
(2)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Social Awareness Fund 2007 Semi-Annual Report	3

Schedule of Investments (July 31, 2007) (unaudited)
LEGG MASON PARTNERS SOCIAL AWARENESS FUND

Shares	Security	Value

COMMON STOCKS — 69.8%
CONSUMER DISCRETIONARY — 6.8%
Hotels, Restaurants & Leisure — 2.9%
50,150	Starwood Hotels & Resorts Worldwide Inc.	$3,157,444
129,900	Yum! Brands Inc.	4,161,996

	Total Hotels, Restaurants & Leisure	7,319,440

Media — 0.3%
20,200	Focus Media Holding Ltd., ADR *	834,462

Multiline Retail — 2.1%
72,250	Macy’s Inc.	2,606,057
44,000	Target Corp.	2,665,080

	Total Multiline Retail	5,271,137

Textiles, Apparel & Luxury Goods — 1.5%
43,650	V.F. Corp.	3,744,734

	TOTAL CONSUMER DISCRETIONARY	17,169,773

CONSUMER STAPLES — 7.0%
Beverages — 1.9%
74,300	PepsiCo Inc.	4,875,566

Food & Staples Retailing — 3.0%
130,900	CVS Corp.	4,606,371
94,200	Sysco Corp.	3,003,096

	Total Food & Staples Retailing	7,609,467

Household Products — 2.1%
85,800	Procter & Gamble Co.	5,307,588

	TOTAL CONSUMER STAPLES	17,792,621

ENERGY — 6.5%
Energy Equipment & Services — 2.1%
91,567	Grant Prideco Inc. *	5,136,909

Oil, Gas & Consumable Fuels — 4.4%
64,850	Apache Corp.	5,242,474
85,131	BP PLC, ADR	5,908,091

	Total Oil, Gas & Consumable Fuels	11,150,565

	TOTAL ENERGY	16,287,474

FINANCIALS — 12.6%
Capital Markets — 4.9%
63,000	American Capital Strategies Ltd.	2,392,110
114,920	E*TRADE Financial Corp. *	2,128,318
31,300	Lehman Brothers Holdings Inc.	1,940,600

See Notes to Financial Statements.

4	Legg Mason Partners Social Awareness Fund 2007 Semi-Annual Report

Schedule of Investments (July 31, 2007) (unaudited) (continued)
Shares	Security	Value

Capital Markets — 4.9% (continued)
26,900	Merrill Lynch & Co. Inc.	$1,995,980
77,200	T. Rowe Price Group Inc.	4,024,436

	Total Capital Markets	12,481,444

Commercial Banks — 1.8%
135,100	Wells Fargo & Co.	4,562,327

Consumer Finance — 2.1%
60,850	American Express Co.	3,562,159
25,450	Capital One Financial Corp.	1,800,842

	Total Consumer Finance	5,363,001

Diversified Financial Services — 1.4%
44,800	NYSE Euronext	3,450,496

Insurance — 2.4%
59,825	American International Group Inc.	3,839,569
31,800	Arch Capital Group Ltd. *	2,215,188

	Total Insurance	6,054,757

	TOTAL FINANCIALS	31,912,025

HEALTH CARE — 10.2%
Biotechnology — 2.9%
70,200	Amgen Inc. *	3,772,548
95,300	Gilead Sciences Inc. *	3,548,019

	Total Biotechnology	7,320,567

Health Care Equipment & Supplies — 1.7%
68,250	Stryker Corp.	4,260,848

Health Care Providers & Services — 4.7%
36,300	Aetna Inc.	1,744,941
80,000	Express Scripts Inc. *	4,010,400
66,850	Pediatrix Medical Group Inc. *	3,607,226
34,200	WellPoint Inc. *	2,569,104

	Total Health Care Providers & Services	11,931,671

Pharmaceuticals — 0.9%
39,100	Johnson & Johnson	2,365,550

	TOTAL HEALTH CARE	25,878,636

INDUSTRIALS — 7.4%
Air Freight & Logistics — 0.8%
27,200	United Parcel Service Inc., Class B Shares	2,059,584

Commercial Services & Supplies — 2.1%
36,900	Covanta Holding Corp. *	836,892
136,950	Republic Services Inc.	4,375,553

	Total Commercial Services & Supplies	5,212,445

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2007 Semi-Annual Report.	5

Schedule of Investments (July 31, 2007) (unaudited) (continued)
Shares	Security	Value

Electrical Equipment — 1.7%
88,800	Emerson Electric Co.	$4,179,816

Machinery — 2.8%
37,500	Deere & Co.	4,515,750
32,300	PACCAR Inc.	2,642,786

	Total Machinery	7,158,536

	TOTAL INDUSTRIALS	18,610,381

INFORMATION TECHNOLOGY — 10.7%
Communications Equipment — 3.0%
152,100	Cisco Systems Inc. *	4,397,211
104,900	Juniper Networks Inc. *	3,142,804

	Total Communications Equipment	7,540,015

IT Services — 1.5%
89,700	Accenture Ltd., Class A Shares	3,779,061

Semiconductors & Semiconductor Equipment — 4.2%
99,800	Broadcom Corp., Class A Shares *	3,274,438
41,400	Lam Research Corp. *	2,394,576
79,700	Linear Technology Corp.	2,841,305
111,500	Marvell Technology Group Ltd. *	2,007,000

	Total Semiconductors & Semiconductor Equipment	10,517,319

Software — 2.0%
89,250	Amdocs Ltd. *	3,229,957
65,600	Microsoft Corp.	1,901,744

	Total Software	5,131,701

	TOTAL INFORMATION TECHNOLOGY	26,968,096

MATERIALS — 4.5%
Chemicals — 3.0%
30,700	Air Products & Chemicals Inc.	2,651,559
33,150	Potash Corporation of Saskatchewan Inc.	2,676,531
45,570	Sigma-Aldrich Corp.	2,065,232

	Total Chemicals	7,393,322

Construction Materials — 0.9%
17,050	Martin Marietta Materials Inc.	2,335,850

Metals & Mining — 0.6%
40,300	Alcoa Inc.	1,539,460

	TOTAL MATERIALS	11,268,632

TELECOMMUNICATION SERVICES — 3.3%
Diversified Telecommunication Services — 0.7%
44,900	AT&T Inc.	1,758,284

See Notes to Financial Statements.

6	Legg Mason Partners Social Awareness Fund 2007 Semi-Annual Report

Schedule of Investments (July 31, 2007) (unaudited) (continued)
Shares	Security	Value

Wireless Telecommunication Services — 2.6%
30,250	America Movil SAB de CV, Series L Shares, ADR	$1,813,645
65,925	American Tower Corp., Class A Shares *	2,746,435
96,900	Sprint Nextel Corp.	1,989,357

	Total Wireless Telecommunication Services	6,549,437

	TOTAL TELECOMMUNICATION SERVICES	8,307,721

UTILITIES — 0.8%
Electric Utilities — 0.8%
30,350	Exelon Corp.	2,129,053

	TOTAL COMMON STOCKS
	(Cost — $140,812,734)	176,324,412

Face Amount

ASSET-BACKED SECURITIES — 1.3%
Automobiles — 0.3%
	Harley-Davidson Motorcycle Trust:
$544,120	Series 2003-4, Class A2, 2.690% due 4/15/11	534,486
314,467	Series 2004-3, Class A2, 3.200% due 5/15/12	308,045

	Total Automobiles	842,531

Credit Card — 1.0%
2,500,000	MBNA Credit Card Master Note Trust, Series 2005-A1, Class A1, 4.200% due 9/15/10	2,483,166

	TOTAL ASSET-BACKED SECURITIES
	(Cost — $3,315,069)	3,325,697

COLLATERALIZED MORTGAGE OBLIGATION — 1.1%
2,906,766	Federal Home Loan Mortgage Corp. (FHLMC), Series R005, Class AB, 5.500% due 12/15/18 (Cost — $2,888,392)	2,898,235

CORPORATE BONDS & NOTES — 6.8%
Capital Markets — 1.0%
715,000	Goldman Sachs Group, Inc., 5.700% due 9/1/12	711,737
1,000,000	Lehman Brothers Holdings Inc., Medium-Term Notes, Series H, 4.500% due 7/26/10	964,123
1,000,000	Morgan Stanley, Medium-Term Notes, 5.625% due 1/9/12	994,679

	Total Capital Markets	2,670,539

Chemicals — 0.2%
600,000	Potash Corporation of Saskatchewan Inc., Notes, 5.875% due 12/1/36	562,156

Commercial Banks — 0.3%
700,000	Wells Fargo Bank NA, 6.450% due 2/1/11	725,258

Computers & Peripherals — 0.4%
1,000,000	International Business Machines Corp., Medium-Term Notes, 4.375% due 6/1/09	987,876

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2007 Semi-Annual Report	7

Schedule of Investments (July 31, 2007) (unaudited) (continued)
Face Amount	Security	Value

Consumer Finance — 1.1%
$1,000,000	American Express Credit Corp., Senior Notes, 5.000% due 12/2/10	$993,239
2,175,000	SLM Corp., Medium-Term Notes, Series A, 5.000% due 10/1/13	1,867,031

	Total Consumer Finance	2,860,270

Diversified Financial Services — 1.6%
1,000,000	Bank of America Corp., Senior Notes, 5.625% due 10/14/16	982,400
1,000,000	Countrywide Home Loans Inc., Medium-Term Notes, Series L, 4.000% due 3/22/11	925,517
750,000	HSBC Finance Corp., Notes, 6.375% due 10/15/11	757,273
700,000	John Deere Capital Corp., Medium-Term Notes, 5.650% due 7/25/11	707,034
540,000	National Rural Utilities Cooperative Finance Corp., Medium-Term Notes,
	Series C, 8.000% due 3/1/32	653,867

	Total Diversified Financial Services	4,026,091

Diversified Telecommunication Services — 0.4%
1,000,000	Verizon Communications Inc., Senior Notes, 5.350% due 2/15/11	991,212

Insurance — 0.3%
675,000	Genworth Financial Inc., Notes, 6.500% due 6/15/34	688,564

Media — 0.6%
600,000	Comcast Corp., Bonds, Class A, 5.650% due 6/15/35	514,813
1,000,000	Walt Disney Co., Medium-Term Notes, Global Notes, 5.700% due 7/15/11	1,016,942

	Total Media	1,531,755

Oil, Gas & Consumable Fuels — 0.3%
750,000	Apache Corp., 5.250% due 4/15/13	739,204

Road & Rail — 0.3%
650,000	Norfolk Southern Corp., Senior Notes, 7.250% due 2/15/31	698,439

Specialty Retail — 0.3%
700,000	Home Depot Inc., Senior Notes, 5.200% due 3/1/11	689,593

	TOTAL CORPORATE BONDS & NOTES
	(Cost — $17,630,498)	17,170,957

MORTGAGE-BACKED SECURITIES — 7.7%
FHLMC — 4.8%
	Federal Home Loan Mortgage Corp. (FHLMC), Gold:
5,214,500	5.000% due 3/1/19-7/1/35	5,001,753
1,621,394	4.500% due 6/1/21	1,546,809
2,971,478	6.000% due 2/1/22-2/1/36	2,955,841
1,445,144	6.500% due 1/1/37	1,461,904
1,236,119	5.500% due 2/1/37	1,194,371

	TOTAL FHLMC	12,160,678

See Notes to Financial Statements.

8	Legg Mason Partners Social Awareness Fund 2007 Semi-Annual Report

Schedule of Investments (July 31, 2007) (unaudited) (continued)
Face Amount	Security	Value

FNMA — 2.1%
	Federal National Mortgage Association (FNMA):
$272	6.500% due 3/1/29	$278
656,913	4.500% due 2/1/35	599,541
4,082,685	5.500% due 6/1/36-11/1/36	3,945,728
670,763	6.000% due 5/1/37	664,757

	TOTAL FNMA	5,210,304

GNMA — 0.8%
1,804,707	Government National Mortgage Association (GNMA) I, 5.000% due 12/15/35	1,721,419
428,808	Government National Mortgage Association (GNMA) II, 7.000% due 11/20/36	442,792

	TOTAL GNMA	2,164,211

	TOTAL MORTGAGE-BACKED SECURITIES
	(Cost — $19,821,429)	19,535,193

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 10.4%
U.S. Government Agencies — 6.4%
	Federal Home Loan Mortgage Corp. (FHLMC):
400,000	Bonds 6.250% due 7/15/32	437,878
3,525,000	Notes, 7.000% due 3/15/10	3,699,974
	Federal National Mortgage Association (FNMA):
1,671,000	Bonds, 6.625% due 11/15/30	1,902,838
	Notes:
4,439,000	4.625% due 10/15/13	4,317,749
3,199,000	5.000% due 4/15/15	3,150,615
2,713,000	4.875% due 12/15/16	2,619,529

	Total U.S. Government Agencies	16,128,583

U.S. Government Obligations — 4.0%
1,674,000	U.S. Treasury Bonds, 6.000% due 2/15/26	1,870,958
	U.S. Treasury Notes:
2,250,000	6.125% due 8/15/07	2,251,409
2,506,000	6.000% due 8/15/09	2,575,308
3,022,000	4.000% due 3/15/10	2,982,339
281,000	4.875% due 2/15/12	284,622
181,000	4.250% due 11/15/14	175,825

	Total U.S. Government Obligations	10,140,461

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
	(Cost — $26,380,390)	26,269,044

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost — $210,848,512)	245,523,538

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2007 Semi-Annual Report.	9

Schedule of Investments (July 31, 2007) (unaudited) (continued)
Face Amount	Security	Value

SHORT-TERM INVESTMENT — 4.0%
Repurchase Agreement — 4.0%
$9,981,333	Banc of America Securities LLC repurchase agreement dated 7/31/07, 5.240% due 8/1/07; Proceeds at maturity — $9,982,786; (Fully collateralized by U.S. Government Agency Obligation, 0.000% due 10/26/07; Market value — $10,180,960) (Cost — $9,981,333)	$9,981,333

	TOTAL INVESTMENTS — 101.1% (Cost — $220,829,845#)	255,504,871
	Liabilities in Excess of Other Assets — (1.1)%	(2,760,749)

	TOTAL NET ASSETS — 100.0%	$252,744,122

*	Non-income producing security.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR – American Depositary Receipt

See Notes to Financial Statements.

10	Legg Mason Partners Social Awareness Fund 2007 Semi-Annual Report

Statement of Assets and Liabilities (July 31, 2007) (unaudited)
ASSETS :
Investments, at value (Cost — $220,829,845)	$255,504,871
Receivable for securities sold	1,546,496
Interest and dividends receivable	974,495
Receivable for litigation proceeds	145,304
Receivable for Fund shares sold	142,166
Prepaid expenses	26,055

Total Assets	258,339,387

LIABILITIES:
Payable for securities purchased	4,779,366
Payable for Fund shares repurchased	422,933
Investment management fee payable	144,358
Distribution fees payable	96,645
Deferred compensation payable	49,375
Trustees’ fees payable	17,310
Accrued expenses	85,278

Total Liabilities	5,595,265

Total Net Assets	$252,744,122

NET ASSETS:
Par value (Note 6)	$119
Paid-in capital in excess of par value	170,197,112
Undistributed net investment income	67,275
Accumulated net realized gain on investments	47,804,590
Net unrealized appreciation on investments	34,675,026

Total Net Assets	$252,744,122

Shares Outstanding:
Class A	8,995,635

Class B	2,255,835

Class C	644,511

Net Asset Value:
Class A (and redemption price)	$21.22

Class B *	$21.30

Class C *	$21.39

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$22.51

*	Redemption price per share is NAV of if Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2007 Semi-Annual Report	11

Statement of Operations (For the six months ended July 31, 2007) (unaudited)
INVESTMENT INCOME:
Interest	$2,062,852
Dividends	1,180,003
Less: Foreign taxes withheld	(9,874)

Total Investment Income	3,232,981

EXPENSES:
Investment management fee (Note 2)	855,438
Distribution fees (Notes 2 and 4)	581,574
Transfer agent fees (Note 4)	260,982
Legal fees	62,250
Shareholder reports (Note 4)	51,635
Registration fees	30,454
Trustees’ fees	18,586
Audit and tax	17,620
Insurance	3,384
Custody fees	1,928
Miscellaneous expenses	5,752

Total Expenses	1,889,603

Net Investment Income	1,343,378

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain on Investment Transactions	49,311,163
Change in Net Unrealized Appreciation/Depreciation From Investments	(47,698,568)

Net Gain on Investments	1,612,595

Increase in Net Assets From Operations	$2,955,973

See Notes to Financial Statements.

12	Legg Mason Partners Social Awareness Fund 2007 Semi-Annual Report

Statements of Changes in Net Assets
For the six months ended July 31, 2007 (unaudited) and the year ended January 31, 2007
	July 31	January 31

OPERATIONS:
Net investment income	$1,343,378	$3,156,106
Net realized gain	49,311,163	9,739,753
Change in net unrealized appreciation/depreciation	(47,698,568)	11,843,563

Increase in Net Assets From Operations	2,955,973	24,739,422

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(1,463,687)	(3,270,884)
Net realized gains	—	(20,404,383)

Decrease in Net Assets From Distributions to Shareholders	(1,463,687)	(23,675,267)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	12,276,777	20,551,834
Reinvestment of distributions	1,366,905	22,357,702
Cost of shares repurchased	(36,455,945)	(84,587,540)

Decrease in Net Assets From Fund Share Transactions	(22,812,263)	(41,678,004)

Decrease in Net Assets	(21,319,977)	(40,613,849)
NET ASSETS:
Beginning of period	274,064,099	314,677,948

End of period *	$252,744,122	$274,064,099

* Includes undistributed net investment income of:	$67,275	$187,584

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2007 Semi-Annual Report	13

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:

Class A Shares(1)	2007 (2)		2007		2006	2005	2004	2003

Net Asset Value, Beginning of Period	$21.12		$21.06		$21.43	$21.59	$17.26	$20.77

Income (Loss) From Operations:
Net investment income	0.13		0.28		0.23	0.24	0.18	0.25
Net realized and unrealized gain (loss)	0.11		1.62		0.23	0.61	4.43	(3.50)

Total Income (Loss) From Operations	0.24		1.90		0.46	0.85	4.61	(3.25)

Less Distributions From:
Net investment income	(0.14)		(0.29)		(0.27)	(0.25)	(0.24)	(0.26)
Net realized gains	—		(1.55)		(0.56)	(0.76)	(0.04)	—

Total Distributions	(0.14)		(1.84)		(0.83)	(1.01)	(0.28)	(0.26)

Net Asset Value, End of Period	$21.22		$21.12		$21.06	$21.43	$21.59	$17.26

Total Return(3)(4)	1.16%		9.60%		2.20%	4.05%	26.92%	(15.76)%

Net Assets, End of Period (000s)	$190,911		$201,214		$221,736	$263,581	$286,640	$237,680

Ratios to Average Net Assets:
Gross expenses	1.20	% (5)	1.19	% (6)	1.15%	1.18%	1.20%	1.25%
Net expenses	1.20	(5)	1.18	(6)(7)	1.15	1.15 (7)	1.20	1.25
Net investment income	1.26	(5)	1.36		1.07	1.12	0.96	1.32

Portfolio Turnover Rate	55%		47%		29%	42%	45%	56%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended July 31, 2007 (unaudited).
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)	See Note 10 to the financial statements.
(5)	Annualized.
(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.16% and 1.15%, respectively (Note 11).

(7)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14	Legg Mason Partners Social Awareness Fund 2007 Semi-Annual Report

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:

Class B Shares(1)	2007 (2)		2007		2006	2005	2004	2003

Net Asset Value, Beginning of Period	$21.19		$21.14		$21.51	$21.65	$17.31	$20.81

Income (Loss) From Operations:
Net investment income	0.03		0.08		0.05	0.07	0.03	0.10
Net realized and unrealized gain (loss)	0.12		1.61		0.24	0.61	4.43	(3.52)

Total Income (Loss) From Operations	0.15		1.69		0.29	0.68	4.46	(3.42)

Less Distributions From:
Net investment income	(0.04)		(0.09)		(0.10)	(0.06)	(0.08)	(0.08)
Net realized gains	—		(1.55)		(0.56)	(0.76)	(0.04)	—

Total Distributions	(0.04)		(1.64)		(0.66)	(0.82)	(0.12)	(0.08)

Net Asset Value, End of Period	$21.30		$21.19		$21.14	$21.51	$21.65	$17.31

Total Return(3)(4)	0.70%		8.45%		1.34%	3.25%	25.87%	(16.45)%

Net Assets, End of Period (000s)	$48,046		$58,297		$75,702	$98,552	$110,204	$97,729

Ratios to Average Net Assets:
Gross expenses	2.22	% (5)	2.17	% (6)	2.00%	1.99%	2.00%	2.06%
Net expenses	2.22	(5)	2.17	(6)(7)	2.00	1.96 (7)	2.00	2.06
Net investment income	0.24	(5)	0.37		0.23	0.31	0.16	0.51

Portfolio Turnover Rate	55%		47%		29%	42%	45%	56%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended July 31, 2007 (unaudited).
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)	See Note 10 to the financial statements.
(5)	Annualized.
(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 2.14% (Note 11).

(7)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2007 Semi-Annual Report	15

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:

Class C Shares(1)	2007 (2)		2007		2006	2005	2004	2003

Net Asset Value, Beginning of Period	$21.28		$21.21		$21.57	$21.72	$17.37	$20.89

Income (Loss) From Operations:
Net investment income	0.07		0.16		0.08	0.08	0.05	0.11
Net realized and unrealized gain (loss)	0.12		1.62		0.24	0.61	4.45	(3.53)

Total Income (Loss) From Operations	0.19		1.78		0.32	0.69	4.50	(3.42)

Less Distributions From:
Net investment income	(0.08)		(0.16)		(0.12)	(0.08)	(0.11)	(0.10)
Net realized gains	—		(1.55)		(0.56)	(0.76)	(0.04)	—

Total Distributions	(0.08)		(1.71)		(0.68)	(0.84)	(0.15)	(0.10)

Net Asset Value, End of Period	$21.39		$21.28		$21.21	$21.57	$21.72	$17.37

Total Return(3)(4)	0.87%		8.88%		1.50%	3.28%	25.99%	(16.40)%

Net Assets, End of Period (000s)	$13,787		$14,553		$17,240	$20,983	$21,609	$19,778

Ratios to Average Net Assets:
Gross expenses	1.83	% (5)	1.83	% (6)	1.87%	1.92%	1.93%	2.00%
Net expenses	1.83	(5)	1.79	(6)(7)	1.87	1.88 (7)	1.93	2.00
Net investment income	0.63	(5)	0.75		0.35	0.39	0.24	0.57

Portfolio Turnover Rate	55%		47%		29%	42%	45%	56%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended July 31, 2007 (unaudited).
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)	See Note 10 to the financial statements.
(5)	Annualized.
(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.80% and 1.76%, respectively (Note 11).

(7)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16	Legg Mason Partners Social Awareness Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Legg Mason Partners Social Awareness Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as and open-end management investment company. Prior to April 16, 2007, the Fund was a separate diversified investment fund of Legg Mason Partners Equity Funds, a Massachusetts business trust, registered under the 1940 Act.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Legg Mason Partners Social Awareness Fund 2007 Semi-Annual Report	17

Notes to Financial Statements (unaudited) (continued)

(d) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Fund’s subadviser. LMPFA and LMIC are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, including the management of cash and short-term instruments. For its services, LMPFA pays LMIC 70% of the net management fee it receives from the Fund.

Citigroup Global Markets Inc. (“CGM”), PFS Investments Inc. (“PFS”) and Legg Mason Investor Services, LLC (“LMIS”) serve as distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

18	Legg Mason Partners Social Awareness Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

For the six months ended July 31, 2007, LMIS and its affiliates received sales charges of approximately $3,000 on sales of the Fund’s Class A shares. In addition, for the six months ended July 31, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C

CDSCs	$0*	$8,000	$1,000

*	Amount represents less than $1,000.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change will have no effect on fees previously deferred.

As of July 31, 2007, the Fund had accrued $49,375 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the six months ended July 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations

Purchases	$119,831,406	$20,725,656

Sales	138,588,560	20,193,283

At July 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$39,714,015
Gross unrealized depreciation	(5,038,989)

Net unrealized appreciation	$34,675,026

Legg Mason Partners Social Awareness Fund 2007 Semi-Annual Report	19

Notes to Financial Statements (unaudited) (continued)

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the six months ended July 31, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses

Class A	$244,828	$152,764	$32,629
Class B	265,688	105,626	16,642
Class C	71,058	2,592	2,364

Total	$581,574	$260,982	$51,635

5.	Distributions to Shareholders by Class

	Six Months Ended July 31, 2007	Year Ended January 31, 2007

Net Investment Income:
Class A	$1,319,565	$2,889,009
Class B	94,166	267,329
Class C	49,956	114,546

Total	$1,463,687	$3,270,884

Net Realized Gains:
Class A	—	$14,787,844
Class B	—	4,546,336
Class C	—	1,070,203

Total	—	$20,404,383

6.	Shares of Beneficial Interest

At July 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares. Prior to April 16, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with par value of $0.001 per share.

20	Legg Mason Partners Social Awareness Fund2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Transactions in shares of each class were as follows:

	Six Months Ended July 31, 2007		Year Ended January 31, 2007

	Shares	Amount	Shares	Amount

Class A
Shares sold	459,952	$9,819,860	738,930	$15,505,445
Shares issued on reinvestment	58,384	1,232,021	813,790	16,584,756
Shares repurchased	(1,051,619)	(22,409,245)	(2,550,568)	(53,384,204)

Net Decrease	(533,283)	$(11,357,364)	(997,848)	$(21,294,003)

Class B
Shares sold	71,159	$1,524,577	153,031	$3,217,377
Shares issued on reinvestment	4,356	92,000	231,124	4,705,988
Shares repurchased	(570,381)	(12,228,081)	(1,214,588)	(25,546,980)

Net Decrease	(494,866)	$(10,611,504)	(830,433)	$(17,623,615)

Class C
Shares sold	43,358	$932,340	86,491	$1,829,012
Shares issued on reinvestment	2,017	42,884	52,088	1,066,958
Shares repurchased	(84,677)	(1,818,619)	(267,544)	(5,656,356)

Net Decrease	(39,302)	$(843,395)	(128,965)	$(2,760,386)

7.	Regulatory Matters

On May 31, 2005, the U.S. Security and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then-investment adviser or manager to the Fund, and CGM, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to

Legg Mason Partners Social Awareness Fund2007 Semi-Annual Report	21

Notes to Financial Statements (unaudited) (continued)

make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of

22	Legg Mason Partners Social Awareness Fund2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under their respective contracts.

*     *      *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended

Legg Mason Partners Social Awareness Fund 2007 Semi-Annual Report	23

Notes to Financial Statements (unaudited) (continued)

Complaint Defendants”). The Fund was not identified in the Second Amended Compliant. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint. The Defendants have filed a motion to dismiss the Second Amended Complaint. It is uncertain when the court will decide the motion. No assurances can be given as to the outcome of this matter.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

9.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

10.	Prospectus Restriction

In conjunction with the Fund’s principal investment strategy and selection process in effect prior to May 31, 2006, the manager considers whether, relative to other companies in an industry, a company that meets certain investment criteria is also sensitive to social issues related to its products, services or methods of doing business. The Fund’s former investment strategy provided that the Fund seeks to avoid investing in a company if the manager has significant reason to believe it is engaged in tobacco production, production of weapons or ownership or design of nuclear facilities. A review of the Fund’s investments held during the year ended January 31, 2007, identified certain securities (Danaher Corporation and PG&E Corporation) that engaged in some of these activities directly or through their affiliates. In each case, the revenue generated by the prohibited activities did not constitute a significant portion of the issuer’s revenues. These securities were purchased in February, March and July 2003, as well as in February 2004. The Fund disposed of these securities in January and March 2006 and realized a total gain of $4,087,452. For the year ended January 31, 2007, realized gains on those securities, included in the Statement of Operations, were $3,742,271.

24	Legg Mason Partners Social Awareness Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Additionally, it was determined that two other securities were purchased and held in violation of the Fund’s principal investment strategy as outlined above. In each case, the revenue generated by the prohibited activities did not constitute a significant portion of the issuer’s revenues. These two securities, FPL Group, Inc. and The Southern Company, were purchased in March, July, October, and December 2002 and were sold for a total realized gain of $1,473,146 in January and November 2005.

Excluding the effect of the unrealized gains on these investments from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2003, would have been lower by approximately 0.07%, for each respective class.

Excluding the effect of the unrealized gains on these investments from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2004, would have been lower by approximately 0.60%, for each respective class.

Excluding the effect of the unrealized and realized gains on these investments from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2005, would have been lower by approximately 0.60%, for each respective class.

Excluding the effect of the unrealized and realized gains on these investments from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2006, would have been lower by approximately 0.20%, for each respective class.

Excluding the effect of the realized gains on these investments from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2007, would have been lower by approximately 0.20%, for each respective class.

11.	Special Shareholder Meeting and Reorganization

Shareholders of the Fund approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies.

12.	Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical

Legg Mason Partners Social Awareness Fund 2007 Semi-Annual Report	25

Notes to Financial Statements (unaudited) (continued)

merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for the Fund was February 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that FIN 48 will not have a material impact on the Fund’s financial statements.

*     *     *

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

13.	Shareholder Information

On July 24, 2007, NYSE Regulation, Inc. (“NYSE Regulation”) and the New Jersey Bureau of Securities (“NJBS”) announced they had censured and fined CGM for failing to supervise trading of mutual fund shares and variable annunity mutual fund sub-accounts, failing to prevent deceptive market timing by certain brokers on behalf of hedge-fund customers, and failing to maintain adequate books and records during the period from January 2000 to September 2003. Under the settlement with NYSE Regulation and NJBS, CGM agreed to pay a total of $50 million in disgorgement and penalties and neither admitted nor denied guilt. CGM is a distributor of the Fund. The Fund’s investment manager believes that this settlement will not have any effect on the financial position or results of operations of the Fund. The investment manager has been informed by CGM that the settlement will not affect the ability of CGM to continue to render services to the Fund under its contract.

26	Legg Mason Partners Social Awareness Fund 2007 Semi-Annual Report

Board Approval of Subadvisory Agreement (unaudited)

At a meeting held in person on June 22, 2006, the Fund’s Board, including a majority of the Board members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new subadvisory agreement between the Manager and Legg Mason Investment Counsel (“LMIC”) (the “Subadviser”) (and the “New Subadvisory Agreement”). The New Subadvisory Agreement was entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadviser’s parent organization, Legg Mason. The New Subadvisory Agreement between the Manager and LMIC was approved by the Board members, subject to shareholder approval, and with the intent that following shareholder approval, LMIC would replace ClearBridge Advisors, LLC (“ClearBridge”) as the Fund’s sub-investment adviser. In approving the New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board members noted that LMIC had not previously provided services to the Fund but has investment expertise and a strong track record managing products having an investment style similar to that of the Fund.

The Board members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Subadviser under the New Subadvisory Agreement. The Board members’ evaluation of the services expected to be provided by the Subadviser took into account the Board members’ knowledge and familiarity gained as Fund Board members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Subadviser and the qualifications, backgrounds and responsibilities of its senior personnel. The Board members further considered the financial resources available to the Subadviser and Legg Mason. The Board members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Subadvisory Agreement were acceptable.

The Board members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmarks. Based on the Board members’

Legg Mason Partners Social Awareness Fund	27

Board Approval of Subadvisory Agreement (unaudited) (continued)

review, which included careful consideration of the factors noted above, the Board members concluded that the performance of the Fund, under the circumstances, supported approval of the New Subadvisory Agreement with LMIC. The Board members further considered information provided about the performance of investment products advised by LMIC with a similar investment style as to the Fund.

The Board members reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board members determined that the Fund’s subadvisory fee was reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Subadvisory Agreement.

The Board members also considered the character and amount of other incidental benefits received by the Subadviser, including the use of portfolio brokerage transactions to pay for research services generated by parties other than the executing broker-dealer, and the potential for increased visibility in the marketplace as a result of the Subadviser’s relationship with the Fund.

In their deliberations, the Board members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Subadvisory Agreement.

The Board members considered Legg Mason’s advice and the advice of its counsel that the New Subadvisory Agreement with LMIC was being entered into in connection with an internal reorganization within Legg Mason. The Board members further noted that the terms and conditions of the New Subadvisory Agreement are substantially identical to those of the Fund’s previous management agreement and the subadvisory agreement with ClearBridge except for the identity of the subadviser, and that the initial term of the New Subadvisory Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement and the subadvisory agreement with ClearBridge. The Board members noted that the New Subadvisory Agreement with LMIC required shareholder approval.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Subadvisory Agreement with LMIC, subject to shareholder approval. No single factor reviewed by the Board members was identified as the principal factor in determining whether to approve the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or either Subadviser were present.

28	Legg Mason Partners Social Awareness Fund

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Legg Mason Partners Social Awareness Fund

INVESTMENT MANAGER
TRUSTEES

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA

     Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Visclone

Legg Mason Partners Fund

Advisor, LLC

SUBADVISER

Legg Mason Investment

     Counsel, LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

PFS Investments Inc.

CUSTODIAN

State Street Bank and

Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Social Awareness Fund, but it may also be used as sales literature when preceded or accompanied by a current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason
Investor Services, LLC
Member FINRA, SIPC

FD0423 9/07                       SR07-409

Legg Mason Partners
Social Awareness Fund

The Fund is a separate investment series of Legg Mason Partners
Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS SOCIAL AWARENESS FUND
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the
Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.,
and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder
Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available
(1) without charge, upon request, by calling 1-800-451-2010, (2) on the
Fund’s website at www.leggmason.com/InvestorServices and (3) on the
SEC's website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not Applicable

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable

ITEM 4.	Principal Accountant Fees and Services

Not Applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESMTNET COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.
(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Equity Trust

Date: October 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Equity Trust

Date: October 4, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak) Chief Financial Officer of Legg Mason Partners Equity Trust

Date: October 4, 2007